

         MASTER SERVICER'S CERTIFICATE
      (Delivered pursuant to Section 4.9
  of the Master Sale and Servicing Agreement)


        HOUSEHOLD FINANCE CORPORATION,
                  Master Servicer
    HOUSEHOLD AUTO RECEIVABLES CORPORATION

    HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
 Class A, B-1, B-2 and C Notes, Series 1998-1


1.   This Certificate relates to the               July 17, 2000
Distribution Date occurring on

2.  Series 1998-1 Information


(a)  The amount of Collected Funds with respect   $23,562,068.18
to the Collection Period was equal to


(b)  The amount of Available Funds with respect   $23,562,068.18
to the Collection Period was equal to

(c)  The  Liquidated Receivables for the           $4,185,290.41
Collection Period was equal to

(d)  Net Liquidation Proceeds for the              $1,820,347.02
Collection Period was equal to
        (i) The annualized net default rate            6.717648%

(e)  The principal balance of Series 1998-1
Receivables at the beginning
        of the Collection Period was equal to    $431,922,468.38

(f)  The principal balance of Series 1998-1
Receivables on the last day
        of the Collection Period was equal to    $412,995,914.13

(g)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such    $29,301,000.00
Distribution Date was equal to

(h)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were two
        payments (30-59 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to such     $7,662,000.00
Distribution Date was equal to


(i)  The aggregate outstanding  balance of the
Series 1998-1 Receivables which were three or
        more payments (60+ days) delinquent as
of the close of business on the last day of the
        Collection Period with respect to such     $4,258,000.00
Distribution Date was equal to



(j)  The Base Servicing Fee paid on the            $1,079,806.17
Distribution Date was equal to

(k)  The Principal Distributable Amount for the   $16,324,153.04
Distribution Date was equal to

(l)  The Principal Amount Available for the       $21,396,007.38
Distribution Date was equal to

(m)  The Aggregate Note Principal Balance was    $389,083,624.23
equal to

(n)  The Aggregate Optimal Note Balance was      $372,759,471.19
equal to

(o)  The Targeted Credit Enhancement Amount was   $56,786,938.19
equal to

(p)  The Targeted Reserve Account Balance was     $16,550,495.25
equal to

(q)  The Targeted Credit Enhancement Amount as
a percentage of the Pool
       Balance on the Distribution Date was           13.750000%
equal to

(r)  The Reserve Account Deposit Amount for the            $0.00
Distribution Date

(s)  The Maximum Reserve Account Deposit Amount    $2,406,162.17
for the Distribution Date

(t)  The Reserve Account Shortfall for the                 $0.00
Distribution Date

(u)  The amount on deposit in the Reserve         $16,550,495.25
Account after distributions was equal to

(v)  The amount on deposit in the Reserve
Account as a percentage of the Pool
       Balance on the Distribution Date was            4.007423%
equal to

(w)  The Targeted Overcollateralization Amount    $40,236,442.94
was equal to

(x)  The ending overcollateralization was equal   $40,236,442.94
to

(y)  The ending overcollateralization as a
percentage of the Pool Balance on the
      Distribution Date was equal to                   9.742577%

(z)  The notional amount of the Interest Rate    $204,072,958.43
Cap was equal to

(aa)  Payments received under the Interest Rate       $63,290.96
Cap were equal to

(ab)  Libor Rate used in determining payments
received under the Interest Rate Cap was
        equal to                                       6.648750%

(ac)  The Weighed Average Coupon (WAC) was            19.534300%
equal to

(ad)  The Weighed Average Remaining Maturity                  37
(WAM) was equal to




3.  Noteholder Information
(a) Class A-1
A.   Information Regarding Distributions
B.  Calculation of Class A-1 Interest                  0.000000%
   1.   Class A-1 related Note Rate                    5.330000%
   2.   Class A-1 principal balance - beginning            $0.00
of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period                               28

   5.   Class A-1 interest due                             $0.00
   6.   Class A-1 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning             $0.00
of period
   2.  Class A-1 principal - amount due                    $0.00
   3.  Class A-1 principal - amount paid                   $0.00
   4.  Class A-1 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-1 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.507423%
the Pool Balance on the Distribution Date

(b) Class A-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                      $0.00
   2.   Principal distribution per $1,000                  $0.00
   3.   Interest distribution per $1,000                   $0.00

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                  5.5140000%
   2.   Class A-2 principal balance - beginning            $0.00
of period
   3.   Accrual convention                            Actual/360
   4.   Days in Interest Period                               28

   5.   Class A-2 interest due                             $0.00
   6.   Class A-2 interest paid                            $0.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning             $0.00
of period
   2.  Class A-2 principal - amount due                    $0.00
   3.  Class A-2 principal - amount paid                   $0.00
   4.  Class A-2 principal balance - end of                $0.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-2 Notes as a percentage of the          0.000000%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.507423%
the Pool Balance on the Distribution Date



(c) Class A-3
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                     $62.22
   2.   Principal distribution per $1,000                 $57.46
   3.   Interest distribution per $1,000                   $4.76

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                   6.648750%
          (b)  Spread                                  0.450000%
          (c)  Class A-3 related Note Rate             7.098750%

   2.    Class A-3 principal balance -           $123,240,958.43
beginning of period
   3.    Accrual convention                           Actual/360
   4.    Days in Interest Period                              28

   5.   Class A-3 interest due                       $680,444.14
   6.   Class A-3 interest paid                      $680,444.14
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   8.   Class A-3 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning   $123,240,958.43
of period
   2.  Class A-3 principal - amount due            $8,217,109.16
   3.  Class A-3 principal - amount paid           $8,217,109.16
   4.  Class A-3 principal balance - end of      $115,023,849.27
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-3 Notes as a percentage of the         27.851086%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.507423%
the Pool Balance on the Distribution Date

(d) Class A-4
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                   $5.56014
   2.   Principal distribution per $1,000               $0.00000
   3.   Interest distribution per $1,000                $5.56014

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note
Rate
          (a)  Libor                                   6.648750%
          (b)  Spread                                  0.500000%
          (c)  Class A-4 related Note Rate             7.148750%

   2.    Class A-4 principal balance -            $80,832,000.00
beginning of period
   3.    Accrual convention                           Actual/360
   4.    Days in Interest Period                              28

   5.   Class A-4 interest due                       $449,437.15
   6.   Class A-4 interest paid                      $449,437.15
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   8.   Class A-4 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning    $80,832,000.00
of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of       $80,832,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-4 Notes as a percentage of the         19.572106%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.507423%
the Pool Balance on the Distribution Date


(e) Class A-5
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $25.32878
   2.   Principal distribution per $1,000              $22.87128
   3.   Interest distribution per $1,000                $2.45749

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                   5.650000%
   2.   Class A-5 principal balance - beginning   $52,194,506.77
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               28

   4.   Class A-5 interest due                       $245,749.14
   5.   Class A-5 interest paid                      $245,749.14
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-5
   8.   Class A-5 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning    $52,194,506.77
of period
   2.  Class A-5 principal - amount due            $2,287,128.45
   3.  Class A-5 principal - amount paid           $2,287,128.45
   4.  Class A-5 principal balance - end of       $49,907,378.32
period
   5.  Class A-5 Principal Carryover Shortfall             $0.00
   6.  Class A-5 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class A-5 Notes as a percentage of the         12.084231%
Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage of         59.507423%
the Pool Balance on the Distribution Date

(f) Class B-1
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $25.61149
   2.   Principal distribution per $1,000              $22.87128
   3.   Interest distribution per $1,000                $2.74021

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                   6.300000%
   2.   Class B-1 principal balance - beginning   $51,830,696.21
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               28

   4.   Class B-1 interest due                       $272,111.16
   5.   Class B-1 interest paid                      $272,111.16
   6.   Class B-1 Interest Carryover Shortfall             $0.00
   7.   Class B-1 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning    $51,830,696.21
of period
   2.  Class B-1 principal - amount due            $2,271,186.51
   3.  Class B-1 principal - amount paid           $2,271,186.51
   4.  Class B-1 principal balance - end of       $49,559,509.70
period
   5.  Class B-1 Principal Carryover Shortfall             $0.00
   6.  Class B-1 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class B-1 Notes as a percentage of the         12.000000%
Pool Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of       71.507423%
the Pool Balance on the Distribution Date



(g) Class B-2
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $25.65494
   2.   Principal distribution per $1,000              $22.87124
   3.   Interest distribution per $1,000                $2.78370

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                   6.400000%
   2.   Class B-2 principal balance - beginning   $49,239,161.40
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               28

   4.   Class B-2 interest due                       $262,608.86
   5.   Class B-2 interest paid                      $262,608.86
   6.   Class B-2 Interest Carryover Shortfall             $0.00
   7.   Class B-2 unpaid interest with respect             $0.00
to the Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning    $49,239,161.40
of period
   2.  Class B-2 principal - amount due            $2,157,627.18
   3.  Class B-2 principal - amount paid           $2,157,627.18
   4.  Class B-2 principal balance - end of       $47,081,534.21
period
   5.  Class B-2 Principal Carryover Shortfall             $0.00
   6.  Class B-2 unpaid principal with respect             $0.00
to the Distribution Date
   7.  Class B-2 Notes as a percentage of the         11.400000%
Pool Balance on the Distribution Date
   8.  Class A and B Notes as a percentage of         82.907423%
the Pool Balance on the Distribution Date

(h) Class C
A.   Information Regarding Distributions
   1.   Total distribution per $1,000                  $25.69852
   2.   Principal distribution per $1,000              $22.87131
   3.   Interest distribution per $1,000                $2.82721

B.  Calculation of Class C Interest
   1.    Class C related Note Rate                     6.500000%
   2.   Class C principal balance - beginning     $31,746,301.43
of period
   3.   Accrual convention                                30/360
   4.   Days in Interest Period                               28

   4.   Class C interest due                         $171,959.13
   5.   Class C interest paid                        $171,959.13
   6.   Class C Interest Carryover Shortfall               $0.00
   7.   Class C unpaid interest with respect to            $0.00
the Distribution Date

C.  Calculation of Class C principal balance
   1.  Class C principal balance - beginning of   $31,746,301.43
period
   2.  Class C principal - amount due              $1,391,101.74
   3.  Class C principal - amount paid             $1,391,101.74
   4.  Class C principal balance - end of         $30,355,199.69
period
   5.  Class C Principal Carryover Shortfall               $0.00
   6.  Class C unpaid principal with respect to            $0.00
the Distribution Date
   7.  Class C Notes as a percentage of the            7.350000%
Pool Balance on the Distribution Date
   8.  Class A, B and C Notes as a percentage         90.257423%
of the Pool Balance on the Distribution Date

